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                                                                  EXHIBIT 10.1


                     FIRST ADDENDUM TO CONSULTING AGREEMENT

     THIS ADDENDUM (this "Addendum")to the Consulting Agreement (the "Agreement"), dated August 5, 2002, by and between PSYCHIATRIC SOLUTIONS, INC., a Delaware corporation (the "Company") and ALLEN TEPPER (the "Consultant").

                                    RECITALS

     WHEREAS, the parties, Psychiatric Solutions, Inc. and Allen Tepper, wish to amend the consultant agreement entered into between those parties on the 5th day of August 2002. They hereby agree to the following:

     1. SECTION III, PART A, TERMS AND DUTIES shall be replaced in its entirety and shall read as follows;

                Consulting Period. The Consultant's duties under this Agreement extension shall be for a period of one year commencing August 5, 2003 and continuing through August 4, 2004. (Consulting period extension.)

     2.   SECTION IV COMPENSATION AND BENEFITS

                The annual base salary of $67,200 shall be changed to $72,000.

     All other sections of this Agreement shall remain in full force and effect for the period of this extension.

     IN WITNESS WHEREOF, the undersigned have executed this extension as of August 5, 2003.


                                             COMPANY:

                                             PSYCHIATRIC SOLUTIONS, INC.


                                             By: /s/ Joey A. Jacobs
                                                 -------------------------------
                                                 Joey A. Jacobs
                                                 President & Chief Executive
                                                 Officer


                                             CONSULTANT:


                                             /s/ Allen Tepper
                                             -----------------------------------
                                             Allen Tepper